SCUDDER
                                                                   INVESTMENTS




----------------------
BOND/TAX FREE
----------------------

Scudder New York
Tax Free Fund






Annual Report
March 31, 2001

The fund seeks income that is exempt from New York state and New York City personal income taxes and regular federal income taxes.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      31   Report of Independent Accountants

                      32   Tax Information

                      33   Officers and Trustees

                      34   Investment Products and Services

                      36   Account Management Resources

Scudder New York Tax Free Fund
--------------------------------------------------------------------------------
ticker symbol SCYTX                                              fund number 042
--------------------------------------------------------------------------------

Date of           o        Scudder New York Tax Free Fund posted a
Inception:                 total return of 11.43% for its most recent
7/22/83                    fiscal year ended March 31, 2001. The
                           average return of 104 similar funds tracked
                           by Lipper, Inc. over the same period was
Total Net                  10.39%.
Assets as
of 3/31/01:       o        As of March 31, 2001, Scudder New York Tax
$184 million               Free Fund's 30-day net annualized SEC yield
                           was 3.61%, equivalent to a 6.42% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

----------------------------------------------------------------
30-Day Yield on March 31, 2001
----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          Taxable Yield
Scudder New York         Needed to Equal
Tax Free Fund           the Fund's Yield

    3.61%                     6.42%

Letter from the Fund's President

   Dear Shareholders,

   We are pleased to report to you on Scudder New York Tax Free Fund's most recent fiscal year ended March 31, 2001. The fund posted an 11.43% total return for the 12-month period, and placed within the top 25% of similar funds for total return over the one-, three-, five-, and ten-year periods ended March 31. During the period the fund benefited from its positioning in municipal bonds with maturities of 15 years or less. The fund also benefited from its investments in several New York City bonds, which were upgraded by credit ratings agencies in light of the City's budget surplus.

   Municipal bonds currently represent attractive value when compared with U.S. government securities: Yields of 10-year municipal bonds were 88% as high as yields of comparable Treasuries as of March 31. This means that -- on an after-tax basis -- an individual in an income tax bracket as low as 13% could be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness.

   Scudder New York Tax Free Fund seeks income exempt from New York State and New York City personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of New York municipal bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for municipal securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

   Thank you for investing with Scudder New York Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at myScudder.com.

   Sincerely,

   /s/Linda C. Coughlin

   Linda C. Coughlin
   President
   Scudder New York Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

           Scudder New York     Lehman Brothers
           Tax Free Fund --     Municipal Bond
           Class S              Index*

    '91         10000             10000
    '92         11111             11000
    '93         12845             12378
    '94         13013             12665
    '95         13845             13606
    '96         14946             14747
    '97         15657             15552
    '98         17410             17220
    '99         18361             18288
    '00         18225             18269
    '01         20308             20266

        Yearly periods ended March 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                                Average
Period ended 3/31/2001          $10,000          Cumulative             Annual
--------------------------------------------------------------------------------
Scudder New York Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,143            11.43%               11.43%
--------------------------------------------------------------------------------
5 year                         $  13,588            35.88%                6.32%
--------------------------------------------------------------------------------
10 year                        $  20,308           103.08%                7.34%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,093            10.93%               10.93%
--------------------------------------------------------------------------------
5 year                         $  13,742            37.42%                6.56%
--------------------------------------------------------------------------------
10 year                        $  20,266           102.66%                7.31%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER NEW YORK TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)


                                 Yearly periods ended March 31

              1992   1993   1994   1995   1996   1997    1998   1999   2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)   11.11   15.60   1.31   6.39   7.95   4.76  11.20    5.46   -.74  11.43
Index Total
Return (%)   10.02   12.52   2.32   7.43   8.38   5.45  10.73    6.20   -.10  10.93
Net Asset
Value ($)    10.98   11.40  10.32  10.38  10.67  10.63  11.27   11.37  10.77  11.45
Income
Dividends
($)            .65     .61    .54    .52    .53    .53    .51     .51    .51    .52
Capital
Gains
Distributions
($)            .25     .61    .73    .05     --    .01    .02      --     --     --

* The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S. The total return information is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

State General Obligation/                                 The fund invests in a
Lease                       18%                              broad selection of
Core Cities/Lease           14%                              New York State and
Sales/Special Tax           12%                                   New York City
Transportation/Toll Revenue  8%                                municipal bonds.
Hospital/Health Revenue      7%
County General Obligation/
Lease                        5%
Higher Education             5%
Electric Revenue             5%
Other General Obligation/
Lease                        4%
Miscellaneous Municipal     22%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         55%                               Overall portfolio
AA                          12%                           quality remains high,
A                           20%                                with over 85% of
BBB                          4%                            portfolio securities
BB                           1%                         rated A or better as of
Not Rated                    8%                                       March 31.
------------------------------------
                           100%
------------------------------------
  Weighted average quality: AA


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             2%                                Over the period,
1-5 years                   22%                               the fund strongly
5-10 years                  39%                         benefited from its high
10-15 years                 24%                                concentration in
15 years or greater         13%                            municipal bonds with
------------------------------------                    maturities ranging from
                           100%                                 10 to 15 years.
------------------------------------
  Weighted average effective
  maturity: 9.0 years


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 March 31, 2001

                     Dear Shareholders,

                     Interest rate reductions by the Federal Reserve Board sparked a rally by municipal bonds during Scudder New York Tax Free Fund's most recent fiscal year. The fund's 11.43% total return for its most recent fiscal year ended March 31, 2001 outpaced the 10.39% average return of 104 similar funds as tracked by Lipper, Inc. The fund's 30-day SEC yield as of March 31 was 3.61%, equivalent to a 6.42% taxable yield for New York investors subject to the 43.74% combined federal and state income tax rate.

                     In addition, the fund ranked in the top 25% of similar New York tax-free funds over the one-, three-, five-, and ten-year periods ended March 31, 2001. Please see the accompanying table for additional information concerning the fund's returns.

                     New York Update

                     At the precipice of a potential U.S. economic downturn, New York State is nevertheless enjoying its highest credit quality of the past decade. All three credit rating agencies have awarded the State rating upgrades since December 2000, based on a strong State economy, above-average wealth, improved financial and debt management, and a stronger balance sheet. These positive factors are somewhat offset by high debt levels and nagging doubts over the State's long-term commitment to fiscal discipline.

--------------------------------------------------------------------------------
Scudder New York Tax Free Fund:
Top-Tier Performance
(Average annual returns for periods ended March 31, 2001)
--------------------------------------------------------------------------------

                Scudder
                New York
             Tax Free Fund       Lipper                  Number of    Percentile
Period           Return         Average     Rank       Funds Tracked     Rank
--------------------------------------------------------------------------------
1 Year           11.43%          10.39%     24    of       104         Top 23%
3 Years           5.27%           4.19%      5    of        92         Top 6%
5 Years           6.32%           5.53%     12    of        78         Top 16%
10 Years          7.34%           6.60%      5    of        35         Top 14%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

                     Preliminary, unaudited results for the 2001 fiscal year indicate that New York State experienced a banner year. In a mid-year update, the State reported that actual revenues to date exceeded by $423 million budgeted General Fund revenues. Given a continued robust economy downstate and resulting higher than anticipated sales tax and income tax collections, the State's mid-year surplus grew to approximately $3 billion by March 31, 2001. This startling increase in realized revenues is being attributed to a one-time capital gains realization and unusually large financial industry bonuses in late 2000 and early 2001. The fiscal year 2001 revenue surplus was the largest since the State began its fiscal recovery in the mid-1990s.

                     So far, New York State has shown resilience in the face of a slowdown in the national economy. With regard to employment, for the first time in many years New York's 1999 employment growth exceeded the U.S. rate (2.7% versus 2.3%, respectively). New York's growth rate of 2.1% in 2000 equaled the national rate. New York remains the fourth wealthiest state. Per capita income in 1999 of $33,890 was 19% higher than the U.S. average. Though the State's debt burden is high, we believe it is manageable, given New York's size and wealth levels.

                     Market Environment

                     By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of economic retraction, or negative Gross Domestic Product).

                     Treasury securities -- which typically react faster than other fixed-income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, than staged its own rally. Over the 12-month period ended March 31, yields of 10-year municipal bonds declined more than three quarters of a percentage point and their prices increased 6.13%. By contrast, yields of 10-year Treasury bonds declined just over one percentage point and their prices increased 8.34% during the period. During the first quarter of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 44% increase in the supply of tax-free bonds compared with the first quarter of 2000, due to increases in new bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

                     Portfolio Strategy

                     Over the 12-month period ended March 31, we positioned a large concentration of Scudder New York Tax Free Fund's holdings in the 10-15 year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 15) strongly benefited from interest rate reductions during the period, the fund performed well. In addition, three significant fund holdings in New York City bonds boosted fund performance following an upgrade of all New York City bonds by major credit rating agencies.

                     We also retained two important elements of the fund's long-term strategy: First, we focused on premium "cushion" bonds -- high-coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though "structured" bonds -- premium bonds as well as noncallable bonds -- are more popular than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

                     In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at historically wide levels. Because of this, we continued to selectively add to credits which we deemed to be appropriate risks. The fund's overall portfolio quality remains high, with 67% of portfolio securities rated AAA or AA at the close of the period. We continue to invest in a broad selection of New York tax-exempt issues, including general obligation, core cities, and sales/special tax bonds.

                     Outlook

                     The Federal Reserve's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and we expect the Fed to continue to pursue it. We believe the policy will be effective, and should strongly benefit municipal bonds across the maturity spectrum. Because yields of intermediate-maturity municipal bonds have already come down substantially, we think that the most attractive opportunities over the coming months will come from extending the fund's maturity slightly to benefit from yield declines in longer-term bonds. Scudder New York Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal taxes as well as from New York State and New York City personal and regular income taxes.

                     Sincerely,
                     Your Portfolio Management Team

                     /s/Philip G. Condon                /s/Ashton P. Goodfield

                     Philip G. Condon                   Ashton P. Goodfield

                     /s/Eleanor R. Brennan

                     Eleanor R. Brennan

                   Scudder New York Tax Free Fund:
                   A Team Approach to Investing

                   Scudder New York Tax Free Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                   Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and the team in 2000. Mr. Condon has over 22 years of experience in municipal investing and portfolio management.

                   Co-lead Portfolio Manager Ashton P. Goodfield assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Ms. Goodfield joined the Advisor in 1986 and has over 14 years of experience in the mutual fund industry.

                   Portfolio Manager Eleanor R. Brennan joined the team in 1999 and the Advisor in 1995. Ms. Brennan has 13 years of experience in municipal investing.

Glossary of Investment Terms

              Bond  An  interest-bearing  security issued by the federal,  state, or local  government  or a  corporation  that  obligates  the issuer to pay the  bondholder a specified  amount of interest for a stated  period  --  usually  a number  of years -- and to repay the face amount of the bond at its maturity date.

   Diversification  The spreading of risk by investing in several asset categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

          Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage point drop in interest rates, and fall by 5% for a one-percentage point rise in interest rates.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

       Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located on our Web site, myScudder.com.

Investment Portfolio                                        as of March 31, 2001
--------------------------------------------------------------------------------

                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.6%
------------------------------------------------------------------------------------

 New York

 New York State Energy Research and Development
    Authority, Daily Demand Note, 3.8%, 10/1/2029* ........             -----------
    (Cost $1,000,000) .....................................   1,000,000   1,000,000
                                                                        -----------

-----------------------------------------------------------------------------------
Long-Term Municipal Investments 99.4%
-----------------------------------------------------------------------------------

 New York
 34th Street Partnership Inc., NY, Capital Improvement,
    5.5%, 1/1/2014 ........................................   1,900,000   1,945,353
 Albany County, NY, Airport Revenue, Series 1997, AMT:
    5.375%, 12/15/2017 (b) ................................   1,000,000   1,028,620
    5.5%, 12/15/2019 (b) ..................................   1,000,000   1,035,230
 Albany, NY, General Obligation Unlimited, 7%,
    1/15/2008 (b) .........................................      10,000      10,181
 Babylon, NY, General Obligation, Series 1998 A,
    Zero Coupon, 8/1/2007 (b) .............................     735,000     573,837
 Brookhaven, NY, Industrial Development Agency, Civic
    Facilities Revenue, Memorial Hospital Medical Center,
    Series 2000 A, 8.25%, 11/15/2030 ......................   1,000,000     990,010
 Buffalo, NY, General Obligation, 5.375%, 2/1/2016 (b) ....   1,020,000
                                                                          1,067,522
 Chautauqua County, NY:
    7.3%, 4/1/2008 (b) ....................................     575,000     689,977
    7.3%, 4/1/2009 (b) ....................................     575,000     699,545
 Erie County, NY, Public Improvement, General Obligation
    Unlimited, Series 1992, 6.125%, 1/15/2012 (b) .........     590,000     679,662
 Glen Cove Housing Authority, NY, Senior Living Facility,
    The Mayfair at Glen Cove, AMT, Series 1996, 8.25%,
    10/1/2026 .............................................   1,500,000   1,619,535
 Islip, NY, Community Development Agency,
    New York Institute of Technology, Series 1996,
    Prerefunded 3/1/2006, 7.5%, 3/1/2026 (c) ..............   4,000,000   4,729,640
 Long Island Power Authority, NY, Electric Systems Revenue:
    Zero Coupon, 6/1/2012 (b) .............................   2,000,000   1,210,680
    Series 1998 A, 5.5%, 12/1/2013 (b) (e) ................   3,000,000   3,291,660
    Series 1998 A, 5%, 12/1/2018 (b) ......................   4,000,000   4,007,000
 Metropolitan Transportation Authority, NY:
    Dedicated Tax Fund, Series 1999 A, 5.25%,
      4/1/2016 (b) ........................................   2,000,000   2,079,700
    Series 1993 B, Inverse Floater, 6.542%, 6/30/2002** (b)   8,000,000   8,872,000
    Series 1999 A, 5%, 4/1/2029 (b) .......................   2,000,000   1,965,960


    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------------

Monroe County, NY, General Obligation Unlimited,
   Series 1996:
   6%, 3/1/2013 .............................................   1,050,000   1,202,922
   6%, 3/1/2014 .............................................   1,040,000   1,192,090
   6%, 3/1/2017 .............................................   1,410,000   1,611,207
Nassau County, NY, General Obligation Unlimited,
   Series 2000 F, 7%, 3/1/2010 (b) ..........................   2,000,000   2,405,500
Nassau County, NY, Interim Finance Authority,
   Series 2000 A, 5.75%, 11/15/2015 .........................   1,500,000   1,623,750
New York City, NY, General Obligation:
   Series 1990 B, 8.25%, 6/1/2006 ...........................   2,750,000   3,299,505
   Series 1995 B, 7.25%, 8/15/2007 ..........................   2,250,000   2,650,837
   Series 1995 E, 8%, 8/1/2005 (b) ..........................     330,000     385,981
   Series 1996 A, 7%, 8/1/2005 ..............................   5,000,000   5,643,350
   Series 1996 A, 7%, 8/1/2006 ..............................   5,000,000   5,735,950
   Series 1996 A, 6.25%, 8/1/2009 ...........................   5,175,000   5,735,349
   Series 1997 I, 6%, 4/15/2009 .............................   2,000,000   2,205,300
New York City, NY, Industrial Development Agency:
   Civil Facilities Revenue, USTA National Tennis Center:
     6.1%, 11/15/2004 (b) ...................................   1,215,000   1,318,384
     6.25%, 11/15/2006 (b) ..................................   3,000,000   3,297,300
   Civil Facilities Revenue, YMCA Greater New York Project:
     Series 1997, 6%, 8/1/2006 ..............................     580,000     600,921
     Series 1997, 5.85%, 8/1/2008 ...........................     600,000     618,504
     Series 1997, 5.8%, 8/1/2016 ............................   1,000,000     986,440
   Japan Airlines Co., Series 1996, AMT, 6%,
     11/1/2015 (b) ..........................................     930,000     976,500
New York City, NY, Transitional Financial Authority, Revenue:
   Series 1999 C, 5%, 5/1/2017 ..............................   4,000,000   4,026,600
   Series 1999 C, 5.5%, 5/1/2025 ............................   3,780,000   3,908,444
   Series 2000 B, 6.125%, 11/15/2014 ........................   1,000,000   1,137,180
New York State Dormitory Authority:
   City University System:
     Series 1993 A, 5.75%, 7/1/2009 (b) .....................   1,000,000   1,111,880
     Series 1995 A, 5.625%, 7/1/2016 (b) ....................   1,100,000   1,212,981
     Series 1996, 6%, 7/1/2010 ..............................   1,000,000   1,096,830
   College and University Pooled Capital Program,
     7.8%, 12/1/2005 (b) ....................................     470,000     477,981
   Columbia University Revenue:
     Series 1986, 5%, 7/1/2015 ..............................   2,500,000   2,500,525
     Series 2001 A, 5.25%, 7/1/2015 .........................   1,000,000   1,051,590


    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------------

   Green Chimneys School, Series 1999 A,
     5.5%, 7/1/2018 (b) .....................................   1,375,000   1,444,823
   Long Island Jewish Medical Center, Revenue, 5%,
     7/1/2018 (b) ...........................................   1,875,000   1,860,938
   Mt. Sinai Health, Series 2000 A, 6.5%, 7/1/2025 ..........   2,000,000   2,141,160
   Mt. Sinai School of Medicine, Revenue, Series 1995 B,
     5.7%, 7/1/2011 (b) .....................................   1,825,000   2,037,320
   New York University, Revenue, Series 2001, 5.5%,
     7/1/2031 (b) (d) .......................................   1,750,000   1,885,398
   Nyack Hospital, Series 1996:
     6%, 7/1/2006 ...........................................   1,000,000     958,230
     6.25%, 7/1/2013 ........................................     500,000     433,785
   Office Facilities, Audit & Control, Lease Revenue,
     Series 1999, 5.25%, 4/1/2013 (b) .......................     720,000     760,745
   Pace University, Series 1997:
     6.5%, 7/1/2008 (b) .....................................   1,360,000   1,569,794
     6.5%, 7/1/2009 (b) .....................................       5,000       5,827
   Residual Certificates, Series 310, Inverse Floater, 8.52%,
     2/15/2010** (b) ........................................   2,500,000   3,213,325
   State University Dormitory Facilities, Lease Revenue,
     Series 1999 B, 5.375%, 7/1/2019 ........................   1,980,000   2,025,263
   State University Educational Facilities, Revenue:
     Series 1993 A, 5.875%, 5/15/2011 .......................   2,250,000   2,531,407
     Series 1999, 5.25%, 5/15/2018 (b) ......................   3,000,000   3,074,820
     Series 2000 C, 5.75%, 5/15/2017 (b) ....................   1,000,000   1,114,710
   State University, Series 1993 A, 5.875%, 5/15/2011 (b) ...     380,000
                                                                              429,191
   Upstate Community College, Revenue, 5.8%, 7/1/2006 .......   1,075,000
                                                                            1,174,566
New York State Environmental Facilities Corporation:
   Special Obligation Revenue, Riverbank State Park,
     Series 1996, 6.25%, 4/1/2008 (b) .......................   2,185,000   2,480,543
   State Water Revolving Fund, Series D, 6.9%, 5/15/2015 ....     715,000     797,826
New York State, General Obligation, Series 1998 F,
   5.25%, 9/15/2013 .........................................   1,000,000   1,053,900
New York State Health Facilities Authority,
   6.375%, 11/1/2004 ........................................   1,500,000   1,621,245
New York State Local Government Assistance Corp.:
   Series 1993 E, 5.25%, 4/1/2016 (b) .......................   1,185,000   1,257,889
   Series 1997 B, 4.875%, 4/1/2020 (b) ......................   1,240,000   1,197,964
New York State Mortgage Agency Revenue, AMT,
   Series 1994, 6.8%, 10/1/2005 .............................   1,000,000   1,078,870
New York State Thruway Authority, General Revenue:
   Capital Appreciation, Special Obligation, Series 1991 A,
     Zero Coupon, 1/1/2006 ..................................   2,905,000   2,397,061
   Series 1998 E, 5%, 1/1/2025 ..............................   5,360,000   5,223,588


    The accompanying notes are an integral part of the financial statements.

                                                                        Principal
                                                                        Amount ($)     Value ($)
------------------------------------------------------------------------------------------------

New York State Urban Development Corp., Revenue:
   Community Enhancement Facilities:
     Series 1998, 5.125%, 4/1/2016 (b) .................................   2,525,000   2,584,540
   Correctional Capital Facilities:
     Series 1994 A, 5.5%, 1/1/2014 (b) .................................   2,000,000   2,189,260
     Series 1998 A, 5%, 1/1/2028 (b) ...................................   5,000,000   4,880,700
Niagara County, NY, General Obligation, 7.1%,
   2/15/2011 (b) .......................................................     500,000     611,605
Niagara Falls, NY, Water Treatment Plant, AMT:
   7%, 11/1/2003 (b) ...................................................   2,260,000   2,449,501
   8.5%, 11/1/2005 (b) .................................................   2,140,000   2,548,633
   8.5%, 11/1/2006 (b) .................................................   1,240,000   1,514,710
Oneida-Herkimer, NY, Solid Waste Management Authority,
   Series 1998:
     5.5%, 4/1/2013 (b) ................................................     500,000     540,910
     5.5%, 4/1/2014 (b) ................................................   1,000,000   1,078,690
Onondaga County, NY, Industrial Development Agency,
   Solid Waste Disposal Facility, Solvay Paperboard LLC,
   Series 1998, AMT, 7%, 11/1/2030 .....................................   3,000,000   3,026,820
Orange County, NY, Industrial Development Agency,
   The Glen Arden Project:
     5.2%, 1/1/2005 ....................................................     200,000     198,092
     5.3%, 1/1/2006 ....................................................     200,000     197,442
     5.35%, 1/1/2007 ...................................................     200,000     196,742
     5.4%, 1/1/2008 ....................................................     100,000      97,401
     5.625%, 1/1/2018 ..................................................   1,000,000     885,280
     5.7%, 1/1/2028 ....................................................   1,250,000   1,038,900
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK
   International Air Terminal, AMT:
     6.25%, 12/1/2010 (b) ..............................................   2,500,000   2,904,750
     6.25%, 12/1/2011 (b) ..............................................   2,500,000   2,891,425
     Series 1996, 7%, 10/1/2007 ........................................   3,500,000   3,687,145
Shenendehowa Central School District, NY, Clifton Park:
   6.85%, 6/15/2008 (b) ................................................     350,000     411,593
   6.85%, 6/15/2009 (b) ................................................     350,000     416,402
Tompkins County, NY, Industrial Development Agency
   Revenue, Series 2000, 6%, 7/1/2017 ..................................   1,100,000   1,221,682
Troy, New York, Municipal Assistance Corp., Series B:
   Zero Coupon, 1/15/2007 (b) ..........................................     650,000     518,381
   Zero Coupon, 7/15/2007 (b) ..........................................     650,000     508,358
   Zero Coupon, 1/15/2008 (b) ..........................................     750,000     570,637

    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)     Value ($)
---------------------------------------------------------------------------------------

 Ulster County, NY, General Obligation, Series 1998 B:
    5%, 10/15/2011 (b) ....................................       275,000       292,493
    5%, 10/15/2012 (b) ....................................       195,000       206,312
    5%, 10/15/2013 (b) ....................................       130,000       137,004
 Valley Central School District, Montgomery, NY, 7.15%,
    6/15/2008 (b) .........................................       625,000       747,313

 Virgin Islands

 Virgin Islands, Public Finance Authority:
    Matching Fund Loan Notes, Revenue, Series 1992 A,
      ETM, 7%, 10/1/2002*** ...............................       500,000       528,190
    Subordinate Lien, Series 1998 D, 6%, 10/1/2007 ........     3,000,000     3,106,740

---------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $165,204,691)                   180,467,752
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $166,204,691) (a)                181,467,752
---------------------------------------------------------------------------------------

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2001.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) The cost for federal income tax purposes was $166,207,297. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $15,260,455. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,670,876 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $410,421.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d) When-issued or forward delivery securities (see Note A in Financial Statements).

(e) At March 31, 2001, these securities, in part or in whole, have been segregated to cover forward delivery securities.

         AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $166,204,691) ................   $ 181,467,752
Cash ...................................................................         661,490
Receivable for investments sold ........................................       1,349,528
Interest receivable ....................................................       2,985,817
Receivable for Fund shares sold ........................................           9,300
                                                                         ---------------
Total assets ...........................................................     186,473,887

Liabilities
----------------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities ................       1,885,398
Dividends payable ......................................................         202,540
Payable for Fund shares redeemed .......................................          53,945
Accrued management fee .................................................          97,972
Accrued reorganization costs ...........................................          18,538
Other accrued expenses and payables ....................................          56,505
                                                                         ---------------
Total liabilities ......................................................       2,314,898
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 184,158,989
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............      15,263,061
Accumulated net realized gain (loss) ...................................      (6,745,769)
Paid-in capital ........................................................     175,641,697
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 184,158,989
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Class S
Net Asset Value, offering and redemption price per share ($184,158,989 /
   16,081,124 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       11.45
                                                                           -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $  9,802,147
                                                               ---------------
Expenses:
Management fee ................................................      1,106,953
Administrative fee ............................................        133,936
Services to shareholders ......................................         54,854
Custodian and accounting fees .................................         37,724
Auditing ......................................................         26,300
Legal .........................................................          4,524
Trustees' fees and expenses ...................................         47,630
Reports to shareholders .......................................          5,483
Registration fees .............................................         21,899
Reorganization ................................................         18,538
Other .........................................................          4,890
                                                               ---------------
Total expenses, before expense reductions .....................      1,462,731
Expense reductions ............................................        (33,351)
                                                               ---------------
Total expenses, after expense reductions ......................      1,429,380
--------------------------------------------------------------------------------
Net investment income                                                8,372,767
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................        224,172
Net unrealized appreciation (depreciation) during the period
   on investments .............................................     10,687,010
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          10,911,182
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 19,283,949
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Years Ended March 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   8,372,767    $   8,930,892
Net realized gain (loss) on investment transactions         224,172       (2,429,285)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      10,687,010       (8,577,570)
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      19,283,949       (2,075,963)
                                                   ---------------- ----------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................             (38)              --
                                                   ---------------- ----------------
  Class S .........................................      (8,372,729)      (8,930,892)
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................      36,990,186       23,720,730
Reinvestment of distributions .....................       5,886,760        6,197,150
Cost of shares redeemed ...........................     (44,094,374)     (56,159,937)
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      (1,217,428)     (26,242,057)
                                                   ---------------- ----------------
Increase (decrease) in net assets .................       9,693,754      (37,248,912)
Net assets at beginning of period .................     174,465,235      211,714,147
                                                   ---------------- ----------------
Net assets at end of period .......................   $ 184,158,989    $ 174,465,235
                                                   ---------------- ----------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended March 31,                     2001     2000     1999     1998    1997
------------------------------------------------------------------------------------
Net asset value, beginning of period    $10.77   $11.37   $11.27   $10.63  $10.67
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                    .52      .51      .51      .51     .53
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        .68    (.60)      .10      .66   (.03)
------------------------------------------------------------------------------------
  Total from investment operations        1.20    (.09)      .61     1.17     .50
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.52)    (.51)    (.51)    (.51)   (.53)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              --       --       --    (.02)   (.01)
------------------------------------------------------------------------------------
  Total distributions                    (.52)    (.51)    (.51)    (.53)   (.54)
------------------------------------------------------------------------------------
Net asset value, end of period          $11.45   $10.77   $11.37   $11.27  $10.63
------------------------------------------------------------------------------------
Total Return (%)                         11.43    (.74)     5.46    11.20    4.76
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     184      174      212      196     181
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          .83(b)      .83      .82      .83     .83
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          .81(b)      .83      .82      .83     .83
------------------------------------------------------------------------------------
Ratio of net investment income (%)        4.74     4.67     4.45     4.65    4.95
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 15       25       45       29      71
------------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .80% and .79%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder New York Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. After October 30, 2000, Class AARP shares were closed to new investors and were liquidated on February 20, 2001. In addition, after December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,215,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,128,000), March 31, 2004 ($2,380,000), March 31, 2008 ($1,478,000) and
March 31, 2009 ($1,229,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2001, purchases and sales of long-term municipal securities aggregated $25,762,098 and $25,033,959, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ZSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the Fund's average daily net assets, 0.60% of the next $300,000,000 of such net assets and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

For the year ended March 31, 2001, the fees pursuant to the Agreement and the Management Agreement amounted to $1,106,953, which was equivalent to an annual effective rate of 0.625% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative

Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through March 31, 2001, the Administrative Fee charged to the Fund amounted to $133,936, of which $21,435 is unpaid at March 31, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $51,978, all of which is paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $22,975, all of which is paid.

Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2001, Trustees' fees and expenses aggregated $11,780. In addition, a one-time fee of $35,850 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has borne $17,925 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended March 31, 2001, the Fund's custodian fees were reduced by $12,550. Prior to October 2, 2000, transfer agent fees were reduced by $2,876.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

On November 13, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Kemper New York Tax-Free Income Fund, pursuant to which Kemper New York Tax-Free Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper New York Tax-Free Income Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund.

A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Kemper New York Tax-Free Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper New York Tax-Free Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Costs incurred in connection with these restructuring initiatives are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of market discount accretion that would have been recognized had market discount accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

H. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                                         Years Ended March 31,
                                 2001                              2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ........          196   $        2,138               --   $           --
Class S** ..........    3,351,721       36,988,048        2,182,485       23,720,730
                                    --------------                    --------------
                                    $   36,990,186                    $   23,720,730
                                    --------------                    --------------
Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ........            3   $           34               --   $           --
Class S** ..........      532,075        5,886,726          571,194        6,197,150
                                    --------------                    --------------
                                    $    5,886,760                    $    6,197,150
                                    --------------                    --------------
Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ........        (199)   $      (2,261)               --   $           --
Class S** ..........  (4,003,941)     (44,092,113)      (5,176,880)     (56,159,937)
                                    --------------                    --------------
                                    $ (44,094,374)                    $ (56,159,937)
                                    --------------                    --------------
Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ........           --   $         (89)               --   $           --
Class S** ..........    (120,145)      (1,217,339)      (2,423,201)     (26,242,057)
                                    --------------                    --------------
                                    $  (1,217,428)                    $ (26,242,057)
                                    --------------                    --------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 20, 2001 (liquidation of Class AARP).

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Report of Independent Accountants

                     To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder New York Tax Free Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New York Tax Free Fund (the "Fund") at March 31, 2001 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts           PricewaterhouseCoopers LLP
                     May 14, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     Of the dividends paid from net investment income for the taxable year ended March 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                       Thomas V. Bruns*
   o  President and Trustee                 o  Vice President

 Henry P. Becton, Jr.                     Philip G. Condon*
   o  Trustee; President, WGBH              o  Vice President
      Educational Foundation
                                          William F. Glavin*
 Dawn-Marie Driscoll                        o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive               Ashton P. Goodfield*
      Fellow, Center for Business           o  Vice President
      Ethics, Bentley College
                                          James E. Masur*
 Edgar R. Fiedler                           o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The            Howard S. Schneider*
      Conference Board, Inc.                o  Vice President

 Keith R. Fox                             Rebecca L. Wilson*
   o  Trustee; General Partner,             o  Vice President
      The Exeter Group of Funds
                                          John Millette*
 Joan E. Spero                              o  Vice President and Secretary
   o  Trustee; President, The
      Doris Duke Charitable               Kathryn L. Quirk*
      Foundation                            o  Vice President and
                                               Assistant Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                 John R. Hebble*
                                            o  Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,         Brenda Lyons*
      First Light Capital, LLC              o  Assistant Treasurer

 Steven Zaleznick                         Caroline Pearson*
   o  Trustee; President and                o  Assistant Secretary
      Chief Executive Officer,
      AARP Services, Inc.                 *Zurich Scudder Investments, Inc.

 Eleanor R. Brennan*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund





                                       34

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.





Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments